                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF CERTIFICATES FOR
                6% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2006
                                       OF
                                  INACOM CORP.

    CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN THEM IN THE CHANGE IN CONTROL NOTICE AND OFFER TO PURCHASE, DATED MARCH 19, 1999, (THE "OFFER TO PURCHASE").

    THIS NOTICE OF GUARANTEED DELIVERY MAY BE USED TO CAUSE A TENDER OF 6% CONVERTIBLE SUBORDINATED DEBENTURES (THE "DEBENTURES") DUE 2006 OF INACOM CORP. ("INACOM") BY (I) A HOLDER OF DEBENTURES IF CERTIFICATES FOR THE DEBENTURES ARE NOT IMMEDIATELY AVAILABLE OR TIME WILL NOT PERMIT ALL REQUIRED DOCUMENTS TO REACH THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE OR (II) BY A DTC PARTICIPANT IF THE PROCEDURES FOR BOOK-ENTRY TRANSFER DESCRIBED IN THE OFFER TO PURCHASE CANNOT BE COMPLETED ON A TIMELY BASIS.

                        The Depositary for the Offer is:
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                  BY COURIER:
                            Norwest Bank Minnesota,
                              National Association
                           Corporate Trust Operations
                                 Norwest Center
                              Sixth and Marquette
                           Minneapolis, MN 55479-0113

                              BY REGISTERED MAIL:
                            Norwest Bank Minnesota,
                              National Association
                           Corporate Trust Operations
                                  PO Box 1517
                           Minneapolis, MN 55480-1517

                                    BY HAND:
                            Norwest Bank Minnesota,
                              National Association
                              Northstar East Bldg.
                                608 2nd Ave. S.
                                   12th Floor
                            Corporate Trust Services
                           Minneapolis, MN 55479-0113

                          BY FACSIMILE: (612) 667-4927
                      CONFIRM BY TELEPHONE: (612) 667-9764

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and the Letter of Transmittal.

    On the terms and subject to the conditions of the Offer to Purchase and the Letter of Transmittal, the undersigned hereby represents that it is the Holder of the Debentures being tendered (or caused to be tendered) hereby and is entitled to tender (or cause to be tendered) such Debentures as contemplated by the Offer and, pursuant to the guaranteed delivery procedures described in the Offer to Purchase and Letter of Transmittal, hereby tenders (or causes a tender) to InaCom of the aggregate principal amount of Debentures indicated below.

    Except as stated in the Offer to Purchase, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    A Holder must execute this Notice of Guaranteed Delivery exactly as its name appears on its Debentures and a DTC Participant must execute this Notice of Guaranteed Delivery exactly as its name is registered with DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her name, address and capacity as indicated below and submit evidence to InaCom of such person's authority so to act.
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  Aggregate Principal Amount at Maturity of Debentures Tendered: _____________

  Certificate Nos. for Debentures (if available):

  ____________________________________________________________________________

  ____________________________________________________________________________

  / / Check box if being executed by a DTC Participant:

  DTC Participant's Number: __________________________________________________

  Transaction Code Number: ___________________________________________________

  Account Number: ____________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
  SIGNATURE(S) OF HOLDER(S)

  Dated: ________________________ , 1999

  Name(s) of Holders:

  ____________________________________________________________________________

  ____________________________________________________________________________
  (Please Type or Print)

  ____________________________________________________________________________
  Address                                                   Zip Code

  ____________________________________________________________________________
  Area Code and Telephone No.

  ----------------------------------------------------------------------------

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or another "Eligible Guarantor Institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that, within three New York Stock Exchange trading days from the date of receipt by the Depositary of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Debentures tendered hereby in proper form for transfer, (or confirmation of the book-entry transfer of such Debentures into the Depositary's account at the Depositary Trust Company, pursuant to the procedures for book-entry transfer set forth under "Procedure for Tendering Debentures" in the Offer to Purchase) and all other required documents will be delivered by the undersigned to the Depositary.

NAME OF FIRM                                  TITLE

AUTHORIZED SIGNATURE                          ADDRESS                       ZIP CODE

NAME (PLEASE TYPE OR PRINT)                   AREA CODE AND TELEPHONE NO.

The institution which completes this form must deliver to the Depositary the guarantee, the Letter of Transmittal (or facsimile thereof) and certificates for Debentures within the time periods specified herein. Failure to do so could result in a financial loss to such institution.

DO NOT SEND CERTIFICATES FOR DEBENTURES WITH THIS FORM. THEY SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.